                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



            Date of Report (date of earliest event report)        20-Jan-98

            TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of August 31, 1997 in connection with the issuance of The Money Store Auto Trust (Series 1997-3), Class A-1, Class A-2, and Class A-3.

                             TMS Auto Holdings, Inc.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware
     New Jersey                      333-14075-02                   Applied For

     State or other                  (Commission                   (IRS Employer
     jurisdiction of                 File Number)                   ID Number)
     incorporation)


     2840  Morris  Avenue,     Union,  New  Jersey                       07083
     ---------------------------------------------------------------------------
     (Address of principal executive officer)


     Registrant's Telephone Number,
     including area code:                  908-686-2000
                                           ------------------------


                                       n/a
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

             Item 5               Other Events
                                 ----------------------------------



     Attached herein as Annex A is a copy of the Monthly Statement sent to the
     Noteholders and Certificateholders for the remittance date of:   20-Jan-98


             Item 7              Financial Statements and Exhibits
                                 ---------------------------------

             The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                   SIGNATURES



             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                          THE MONEY STORE AUTO TRUST
                                          ASSET BACKED SECURITIES, 1997-3



                                          By /s/ James K. Ransom
                                          --------------------------------------
                                           James K. Ransom
                                            Vice President


Dated:   01/31/98

                        THE MONEY STORE AUTO TRUST 1997-3
                         0.00% Asset Backed Certificates
                           Certificateholder Statement

          IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING AGREEMENT DATED AS OF AUGUST 31, 1997, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997 - 3 FOR THE JANUARY 12, 1998 DETERMINATION DATE

          DISTRIBUTION DATE      01/20/98     MONTHLY PERIOD            Dec-97

A.     Information Regarding the Current Monthly Distribution:
       I.    CERTIFICATES

                       (a)  The aggregate amount of the distribution to
                            Certificateholders                                                                   0.00

                       (b)  The amount of the distribution set forth in  A. 1. (a) above in
                            respect of interest on the Certificates                                              0.00

                       (c)  The amount of the distribution set forth in  A. 1. (a) above in
                            respect of principal on the Certificates                                             0.00

                       (d)  The amount of the distribution in A.1. (a) payable
                            pursuant to a claim on the Certificate Policy                                        0.00

                       (e)   The remaining outstanding balance available to
                             be drawn under the Certificate Policy                                               0.00

                       (f)  The amount of the distribution set forth in paragraph
                            A.1. (a) above per $1,000 interest in the Certificates                          0.0000000

                       (g)  The amount of the distribution set forth in paragraph
                            A.1. (b) above per $1,000 interest in the Certificates                          0.0000000

                       (h)  The amount of the distribution set forth in paragraph
                            A.1. (c) above per $1,000 interest in the Certificates                          0.0000000

                       (i)  The amount of the distribution set forth in paragraph
                            A.1. (d) above per $1,000 interest in the Certificates                          0.0000000


B. Information Regarding the Performance of the Trust:
       I.    POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.

                       (a)  The Pool Balance as of the close of business
                            on the last day of the Monthly Period                                      121,279,738.16

                       (b)  The Certificate Principal Balance after giving
                            effect to payments allocated to principal as set
                            forth in Paragraph A.1. (c)                                                          0.00

                       (c)  The Certificate Factor after giving affect to the payments
                            set forth in paragraph A.1. (c)                                                 0.0000000

                       (d)  The amount of aggregate Realized Losses for the
                            second preceding Month Period                                                  217,782.11

                       (e)  The aggregate Purchase Amount for all Receivables that
                            were repurchased in the Monthly Period                                               0.00

2.    SERVICING FEE

                (a)  The aggregate amount of the Servicing Fee paid to the
                     Servicer with respect to the preceding Monthly Period                                      213,520.38


3.    PAYMENT SHORTFALLS

                (a)  The amount of the Certificateholders' Interest Carryover
                     Shortfall after giving effect to the payments set forth in
                     Paragraph A. 1. (b) above                                                                        0.00
                (b)  The amount of the Certificateholder's Interest Carryover
                     Shortfall set forth in paragraph B.3. (a) above per $1,000
                     interest with respect to the Certificate:                                                   0.0000000
                (c)  The amount of the Certificateholders' Principal Carryover
                     Shortfall after giving effect to the payments set forth in
                     Paragraph A.1. (b) above                                                                         0.00
                (d)  The amount of the Certificateholders' Principal Carryover Shortfall
                     set forth in paragraph B.3. (a) above per $1,000 interest with
                     respect to the Certificate:                                                                      0.00

4.  TRANSFER OF SUBSEQUENT RECEIVABLES

                (a)  Aggregate amount on deposit in the Prefunding
                     Account on such Distribution Date after giving
                     effect to all withdrawals therefrom on such Distribution Date                                    0.00

                (b)  Aggregate amount on deposit in the Capitalized
                     Interest Account on such Distribution Date after
                     giving effect to all withdrawals therefrom on such Distribution Date                             0.00

                (c)  Aggregate amount on deposit in the Pre-Funding
                     Account on the final Subsequent Transfer Date
                     after giving effect to all withdrawals
                     therefrom on such Distribution Date                                                              0.00

                (d)  The amount set forth in paragraph B.4. (a) per $1,000 interest in
                     the Certificates:                                                                           0.0000000

                (e)  The amount set forth in paragraph B.4. (b) to be distributed to
                     Certificateholders per $1,000 interest in the Certificates:                                 0.0000000

                (f)  The amount set forth in paragraph B.4. (c) to be distributed to
                     Certificateholders per $1,000 interest in the Certificates:                                 0.0000000

5.              (a)  The aggregate amount of collections by the Servicer during the
                     preceding Monthly Period                                                                 4,006,784.88

                (b)  The aggregate amount which was received by the Trust from the
                     Servicer during the preceding Monthly Period                                             4,006,784.88

                (c)  The aggregate amount of reimbursements to the Security
                     Insurer during the preceding Monthly Period                                                      0.00

                (d)  The amount of Receivables that are delinquent for over:
                      30 days                                                                                 8,396,240.59
                      60 days                                                                                 2,476,294.07
                      90 days                                                                                   663,938.28

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated August 31, 1997 pertaining to Series 1997 - 3 in preparing the accompanying
Certificateholder Statement.


             THE MONEY STORE AUTO FINANCE INC.






             BY: /s/ Harry Puglisi
                ---------------------------
                HARRY PUGLISI
                TREASURER

                         (j)   Prior to the Parity Date, from the
                               Available Funds, to the Note Distribution
                               Account the amount of the distribution
                               set forth in paragraph A. 1. (a) above in
                               respect of principal of:
                                         Class A-1 Notes                                                  850,531.30
                                         Class A-2 Notes                                                        0.00
                                         Class A-3 Notes                                                        0.00

                         (k)   The amount of the distribution set forth
                               in paragraph A. 1. (j) above per $1,000
                               interest in:
                                         Class A-1 Notes                                                  26.7883874
                                         Class A-2 Notes                                                   0.0000000
                                         Class A-3 Notes                                                   0.0000000

B.       Information Regarding the Performance of the Trust:

         1.    POOL BALANCE AND NOTE PRINCIPAL BALANCE

                         (a)   The Pool Balance at the close of business
                               on the last day of the Monthly Period                                  121,279,738.16

                         (b)   The aggregate outstanding principal
                               amount of each Class of Notes after
                               giving effect to payments allocated to
                               principal as set forth in Paragraph A.1
                               (c) and (j) above with respect to:
                                         Class A-1 Notes                                               19,798,119.11
                                         Class A-2 Notes                                               64,550,000.00
                                         Class A-3 Notes                                               38,700,000.00

                         (c)   The Note Pool Factor for each Class of
                               Notes after giving effect to the
                               payments set forth in paragraph A.1 (c)
                               with respect to:
                                         Class A-1 Notes                                                   0.6235628
                                         Class A-2 Notes                                                   1.0000000
                                         Class A-3 Notes                                                   1.0000000

                         (d)   The amount of aggregate Realized Losses for the
                               second preceding Monthly Period                                            217,782.11

                         (e)   The aggregate Purchase Amount for all Receivables
                               that were repurchased in the Monthly Period                                      0.00

         2.    SERVICING FEE

                         (a)   The aggregate amount of the Servicing Fee paid to the
                               Servicer with respect to the preceding Monthly Period                      213,520.38

         3.    PAYMENT SHORTFALLS

                         (a)   The amount of the Noteholders' Interest
                               Carryover Shortfall after giving effect to
                               the payments set forth in paragraph
                               A. 1. (b) above with respect to:
                                         Class A-1 Notes                                                        0.00
                                         Class A-2 Notes                                                        0.00
                                         Class A-3 Notes                                                        0.00

                         (b)   The amount of the Noteholders' Interest
                               Carryover Shortfall set forth in
                               paragraph B.3. (a) above per $1,000
                               interest with respect to:
                                         Class A-1 Notes                                                   0.0000000
                                         Class A-2 Notes                                                   0.0000000
                                         Class A-3 Notes                                                   0.0000000

                         (c)   The amount of the Noteholders' Principal
                               Carryover Shortfall after giving effect
                               to the payments set forth in Paragraph
                               A. 1. (b) above with respect to:
                                         Class A-1 Notes                                                        0.00
                                         Class A-2 Notes                                                        0.00
                                         Class A-3 Notes                                                        0.00

                         (d)   The amount of the Noteholders' Principal
                               Carryover Shortfall set forth in
                               Paragraph B.3. (a) above per $1,000
                               interest with respect to:
                                         Class A-1 Notes                                                   0.0000000
                                         Class A-2 Notes                                                   0.0000000
                                         Class A-3 Notes                                                   0.0000000

                                                         ( 2 )
                               above per $1,000 interest in:
                                         Class A-1 Notes                                                  28.2530299
                                         Class A-2 Notes                                                   0.0000000
                                         Class A-3 Notes                                                   0.0000000

B.     Information Regarding the Performance of the Trust :

       1.    POOL BALANCE AND NOTE PRINCIPAL BALANCE

                       (a)    The Pool Balance at the close of business
                               on the last day of the Monthly Period                                 123,585,484.04

                       (b)    The aggregate outstanding principal
                              amount of each Class of Notes after
                              giving effect to payments allocated to
                              principal as set forth in Paragraph A.1
                              (c) and (j) above with respect to:
                                       Class A-1 Notes                                                22,966,777.38
                                       Class A-2 Notes                                                64,550,000.00
                                       Class A-3 Notes                                                38,700,000.00

                       (c)    The Note Pool Factor for each Class of
                              Notes after giving effect to the
                              payments set forth in paragraph A.1 (c)
                              with respect to:
                                       Class A-1 Notes                                                    0.7233631
                                       Class A-2 Notes                                                    1.0000000
                                       Class A-3 Notes                                                    1.0000000

                       (d)    The amount of aggregate Realized Losses for the
                              second preceding Monthly Period                                             88,604.93

                       (e)    The aggregate Purchase Amount for all Receivables
                              that were repurchased in the Monthly Period                                      0.00

       2.    SERVICING FEE

                       (a)    The aggregate amount of the Servicing Fee paid to the
                              Servicer with respect to the preceding Monthly Period                      233,384.89

       3.    PAYMENT SHORTFALLS

                       (a)    The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph
                              A. 1. (b) above with respect to:
                                       Class A-1 Notes                                                         0.00
                                       Class A-2 Notes                                                         0.00
                                       Class A-3 Notes                                                         0.00

                       (b)    The amount of the Noteholders' Interest
                              Carryover Shortfall set forth in
                              paragraph B.3. (a) above per $1,000
                              interest with respect to:
                                       Class A-1 Notes                                                    0.0000000
                                       Class A-2 Notes                                                    0.0000000
                                       Class A-3 Notes                                                    0.0000000

                       (c)    The amount of the Noteholders' Principal
                              Carryover Shortfall after giving effect
                              to the payments set forth in Paragraph
                              A. 1. (b) above with respect to:
                                       Class A-1 Notes                                                         0.00
                                       Class A-2 Notes                                                         0.00
                                       Class A-3 Notes                                                         0.00

                       (d)    The amount of the Noteholders' Principal
                              Carryover Shortfall set forth in
                              Paragraph B.3. (a) above per $1,000
                              interest with respect to:
                                       Class A-1 Notes                                                    0.0000000
                                       Class A-2 Notes                                                    0.0000000
                                       Class A-3 Notes                                                    0.0000000

4.    Transfer of Subsequent Receivables

         (a)    Aggregate amount on deposit in the Pre-Funding Account
                on such Distribution Date after giving effect
                to all withdrawals therefrom on such Distribution Date                         0.00

         (b)    Aggregate amount on deposit in the Capitalized Interest
                Account on such Distribution Date after giving effect to
                all withdrawals therefrom on such Distribution
                Date                                                                           0.00

         (c)    Aggregate amount on deposit in the Pre-Funding Account
                on the final Subsequent Transfer Date after giving
                effect to all withdrawals therefrom on such
                Distribution Date                                                              0.00

         (d)    the amount set forth in paragraph B.4 (a) per $1,000
                interest in:
                         Class A-1 Notes                                                  0.0000000
                         Class A-2 Notes                                                  0.0000000
                         Class A-3 Notes                                                  0.0000000

         (e)    the amount set forth in paragraph B.4 (b) to be
                distributed to Noteholders per $1,000 interest in:
                         Class A-1 Notes                                                  0.0000000
                         Class A-2 Notes                                                  0.0000000
                         Class A-3 Notes                                                  0.0000000

         (f)    the amount set forth in paragraph B.4 (c) to be
                distributed to Noteholders per $1,000 interest in:
                         Class A-1 Notes                                                  0.0000000
                         Class A-2 Notes                                                  0.0000000
                         Class A-3 Notes                                                  0.0000000

         (g)    The Amount withdrawn from the Pre-Fund Account and
                transferred to the Collection Account (included in
                paragraph A.1 (c)):
                         Class A-1 Notes                                                       0.00

         (h)    the amount set forth in paragraph B.4 (g) to be
                distributed to Noteholders per $1,000 interest in:
                         Class A-1 Notes                                                  0.0000000


5.       (a)    The aggregate amount of collections by the Servicer
                during the preceding Monthly Period                                    4,006,784.88

         (b)    The aggregate amount which was received by the Trust
                from the Servicer during the preceding Monthly
                Period                                                                 4,006,784.88

         (c)    The aggregate amount of reimbursements to the Security
                Insurer during the preceding Monthly Period                                    0.00

         (d)    The amount of Receivables that are delinquent for over:
                       30 days                                                         8,396,240.59
                       60 days                                                         2,476,294.07
                       90 days                                                           663,938.28

6.       Other Information
         Weighted Average Coupon (WAC)                                                       19.213%

         Weighted Average Remaining Terms (WARM)                                              51.30

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated August 31, 1997 pertaining to Series 1997 - 3 in preparing the accompanying Noteholder Statement.


                THE MONEY STORE AUTO FINANCE INC.






                BY:     /s/ Harry Puglisi
                        ---------------------

                        HARRY PUGLISI
                        TREASURER